                                  EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 22, 1996 included in the Timeline, Inc. Form 10-KSB for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

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Seattle, Washington
November 14, 1996